                                                                    Exhibit 10.6
                                 FIRST AMENDMENT
                                TO LOAN DOCUMENTS


         THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into as of March 31, 2000 among PF.NET CORP. (the "Borrower"), PF.NET HOLDINGS, LIMITED (the "Parent") and the Subsidiaries of the Borrower (individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrower, individually a "Loan Party" and collectively the "Loan Parties"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent") for the lenders party to the Credit Agreement defined below (the "Lenders"), the Lenders and STATE STREET BANK AND TRUST COMPANY, as Corporate Trustee and PATRICK THEBADO, as Individual Trustee for the Secured Parties pursuant to the Trust Agreement defined below (the "Trustees"). Capitalized terms used herein and not otherwise defined herein have the respective meanings given to them in the Credit Agreement and that certain Trust Agreement, dated as of October 29, 1999, among the Borrower and the Trustees (the "Trust Agreement").

                                    RECITALS

         WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 29, 1999 (as amended, modified, supplemented or restated to date, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, the parties hereto have entered into various Loan Documents; and

         WHEREAS,  the  parties  to each of the  Loan  Documents  set  forth  on
Schedule 1 attached hereto have agreed to amend each such Loan Document on the terms and subject to the conditions contained in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.       AMENDMENTS TO LOAN DOCUMENTS

         1.1 Each of the Loan Documents set forth on Schedule 1 attached hereto are hereby amended in their entirety to read in the form of such Loan Documents attached to this Amendment.

         1.2 Each of the parties hereto acknowledge that, pursuant to an Assignment, Acceptance, Resignation and Appointment Agreement (the "Lucent/First Union Assignment Agreement") dated as of the date hereof between Lucent Technologies Inc. ("Lucent") and First Union National Bank ("First Union"), Lucent has assigned, and First Union has assumed, all of

Lucent's obligations as a Lender, Lucent has resigned as Administrative Agent and Syndication Agent under the Loan Documents and First Union has been appointed as the successor Administrative Agent. All references to the Administrative Agent in each of the Loan Documents and all other documents and instruments delivered in connection therewith are hereby amended to refer to First Union as Administrative Agent. First Union will appoint a new Syndication Agent at a later date.

II.      CONDITIONS PRECEDENT

         2.1 The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to the Administrative Agent:

                  (a) The Administrative Agent shall have received copies of this Amendment duly executed by the Loan Parties, the Trustees, the Administrative Agent and the Lenders.

                  (b)      [Intentionally Omitted.]

                  (c) The Administrative Agent shall have received an executed promissory note made by the Borrower and payable to the order of First Union in the principal amount of First Union's Commitments.

                  (d) The Administrative Agent shall have received an executed copy of the Lucent/First Union Assignment Agreement.

                  (e) First Union shall have received the original copy of the warrant issued to Lucent by the Parent in connection with the Closing and any assignment documentation requested by First Union in connection with the transfer of such warrant.

                  (f) The Administrative Agent shall have received a corporate organizational chart for the Loan Parties and such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of this Amendment and any other legal matters relating to the Loan Parties, the Loan Documents or this Amendment.

                  (g) The Administrative Agent shall have received a letter from the Trustees addressed to the Administrative Agent acknowledging that the Trustees hold in their possession all stock and membership certificates, stock or transfer powers, intercompany notes and other instruments or chattel paper.

                  (h)      [Intentionally Omitted.]

                  (i)      [Intentionally Omitted.]

                  (j) The Administrative Agent shall have received a letter from the Trustees to Nations Institutional Reserves, the securities intermediary under that certain Securities Account Control Agreement, dated as of October 29, 1999, among the Borrower, Nations Institutional Reserves and the Trustees (the "Securities Account Control Agreement"), instructing Nations Institutional Reserves to direct all future notices thereunder to First Union instead of Lucent.

                  (k) The Administrative Agent shall have received an executed copy of (i) a Consent to Assignment executed by AT&T Corp., pursuant to which AT&T Corp. consents to the assignment by the Borrower of its rights under the AT&T Agreement to the Collateral Trustee and (ii) a Consent to Assignment executed by Lucent, pursuant to which Lucent consents to the assignment by the Borrower and PF. Net Supply Corp. of their rights under the Supply Agreement to the Collateral Trustee.

                  (l) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.07 of the Credit Agreement is in effect and that the Administrative Agent and the Collateral Trustee have been named as an additional insured and loss payee under all insurance policies to be maintained with respect to the properties of the Borrower constituting Collateral.

                  (m) The Administrative Agent shall have received an executed copy of the Fee Letter.

                  (n) The Administrative Agent shall have received an opinion of Latham & Watkins, counsel for the Loan Parties dated as of the date hereof and addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent.

                  (o) The Administrative Agent shall have received an executed copy of a waiver letter from the Trustees and the Required Secured Parties (as defined in the Trust Agreement) waiving the requirement that a legal opinion be delivered by the Borrower in connection with the amendments to the Trust Agreement pursuant to Section 1.1 hereof, in form and substance satisfactory to the Trustees and the Administrative Agent.

                  (p) The Lenders shall have received and approved the Business Plan and there shall have been no material adverse changes in the Business Plan compared to the information disclosed to the Lenders prior to the date of execution of this Amendment.

                  (q) The Lenders shall have received (i) copies of the all financial statements required to be delivered by the Borrower since the Effective Date pursuant to the terms of Section 5.01 of the Credit Agreement, (ii) updated financial projections for the Borrower and its Subsidiaries which take into account the Touch America Swap Agreement and (iii) with respect to the Borrower and the Parent, an unaudited consolidated balance sheet of such Person and its consolidated subsidiaries as of January 31, 2000.

                  (r) The Administrative Agent shall have received a certificate of the Borrower dated as of October 29, 1999 attaching copies of the Subscription Agreement, the Bridge Loan Agreement, the Tax Sharing Agreement, and all agreements and other documents delivered in connection therewith, and certifying, as to each such agreement and document, that (i) such copy is true and correct and (ii) in the case of any such agreement, such agreement is in full force and effect.

                  (s) The Administrative Agent shall have received a certificate of the Borrower dated as of October 29, 1999 to the effect that, as of the date hereof, (i) the AT&T Agreement is in full force and effect,
         (ii) the Borrower is in compliance in all respects with the terms and conditions of the AT&T Agreement, (iii) the Borrower has not taken any action which could result in the termination by AT&T for cause pursuant to Section 29.11 of the AT&T Agreement, and (iv) none of the parties to the AT&T Agreement is in default under or with respect to any obligation thereunder which default could reasonably be expected to have a Material Adverse Effect.

                  (t) The Administrative Agent shall have received evidence that the lenders party to the Bridge Loan Agreement have consented to the terms and conditions of this Amendment.

                  (u) The Administrative Agent shall have received copies of all amendments, modifications or waivers to the Existing Agreements.

                  (v) The Administrative Agent and First Union shall be satisfied that all fees and other amounts due and payable to them hereunder, under the Fee Letter and in connection with the Lucent/First Union Assignment Agreement, including, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, have been paid or will be paid on the date hereof.

                  (w) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

III.     MISCELLANEOUS

         3.1 The terms "Credit Agreement," "Trust Agreement," "Initial Security Documents," "Initial Guarantee" and "Indemnity and Contribution Agreement" as used in each of the Loan Documents and any other documents or instruments executed in connection therewith shall hereafter mean the Credit Agreement, Trust Agreement, Initial Security Documents, Initial Guarantee and Indemnity and Contribution Agreement as amended by this Amendment.

         3.2      Each of the Loan Parties represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

                  (d) No unwaived event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement as amended by this Amendment.

         3.3 Each Loan Party hereby ratifies the Loan Document(s) to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of such Loan Document(s) (as amended hereby) applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations under such Loan Document(s).

         3.4 The parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

         3.5 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         3.6 Except as amended hereby, the Credit Agreement and all other Loan Documents shall continue in full force and effect.

         3.7 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         3.8 Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         3.9 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The provisions of the Credit Agreement regarding jurisdiction, venue, service of process and waiver of jury trial are hereby incorporated by reference, mutatis mutandis.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.


BORROWER:                  PF.NET CORP.


                           By:     /s/  Stephen Irwin
                           Name:   Stephen Irwin
                           Title:  Member of Executive Committee

STATE OF NEW YORK  )
                   ) :ss:
COUNTY OF NEW YORK )

         On the 20th day of March 2000, before me personally came Stephen Irwin, to me personally known and known to me to be the person described in and who executed the foregoing instrument as Member of Executive Committee of PF.Net Corp., who, being by me duly sworn, did depose and say that he resides at New York City, that he is the Member of Executive Committee of PF.Net Corp., one of the corporations described in and which executed the foregoing instrument; that said instrument was signed on behalf of said corporation by resolution of its Board of Directors; that he signed his name thereto by like resolution; and that he acknowledged said instrument to be the free act and deed of said corporation.




/s/  Helen May Posner
Helen May Posner
Notary Public State of New York
No. 41-5005666
Qualified in Queens County
Commission Expires Dec. 14 2000

PARENT:                    PF.NET HOLDINGS, LIMITED


                           By:     /s/  Stephen Irwin
                           Name:   Stephen Irwin
                           Title:  Authorized Signatory

GUARANTORS:                PF.NET SUPPLY CORP.


                           By:     /s/  Stephen Irwin
                           Name:   Stephen Irwin
                           Title:  Authorized Signatory

                           PF.NET CONSTRUCTION CORP.


                           By:     /s/  Stephen Irwin
                           Name:   Stephen Irwin
                           Title:  Authorized Signatory

                           PF.NET NETWORK SERVICES CORP.


                           By:     /s/  Stephen Irwin
                           Name:   Stephen Irwin
                           Title:  Authorized Signatory

                           PF.NET PROPERTY CORP.


                           By:     /s/  Stephen Irwin
                           Name:   Stephen Irwin
                           Title:  Authorized Signatory

                           PF.NET VIRGINIA, LLC


                           By:     /s/  Stephen Irwin
                           Name:   Stephen Irwin
                           Title:  Vice President

                           PF.NET VIRGINIA CORP.


                           By:     /s/  Stephen Irwin
                           Name:   Stephen Irwin
                           Title:  Vice President

TRUSTEES:                  STATE STREET BANK AND TRUST COMPANY,
                           not individually but solely as Corporate Trustee


                           By:     /s/  Patrick E, Thebado
                           Name:   Patrick E. Thebado
                           Title:  Assistant Vice President



                           /s/  Patrick Thebado
                           PATRICK THEBADO, as Individual Trustee

STATE STREET BANK AND TRUST COMPANY

STATE OF   MA       )
                    ):ss:
COUNTY OF   Suffolk )

         On the 24th day of March, 2000, before me personally came Patrick E. Thebado, to me personally known and known to me to be the person described in and who executed the foregoing instrument as Assistant Vice President of State Street Bank and Trust Company, a Massachusetts trust company, by me duly sworn, did depose and say that he/she resides at Boston, MA ; that he/she is Assistant Vice President of State Street Bank and Trust Company; that he/she knows the seal of said entity, if any; that the seal affixed to said instrument, if any, is such seal; that said instrument was signed and sealed on behalf of said entity in accordance with its by-laws; that he/she signed his/her name thereto by like order; and that he/she acknowledged said instrument to be the free act and deed of said entity.

[NOTARIAL SEAL]




Paul A. Preziosi
Notary Public
My Commission Expires November 24, 2006
/s/  Paul A. Preziosi

INDIVIDUAL TRUSTEE

STATE OF   MA       )
                    ):ss:
COUNTY OF   Suffolk )

         On the 24th day of March, 2000, before me personally came Patrick E. Thebado, to me personally known who, being by me duly sworn, did depose and say that he resides in Boston; and that said instrument is his free act and deed.

[NOTARIAL SEAL]



Paul A. Preziosi
Notary Public
My Commission Expires November 24, 2006
/s/  Paul A. Preziosi

ADMINISTRATIVE
AGENT AND
LENDERS:                   FIRST UNION NATIONAL BANK,
                           individually in its capacity as a Lender and in its capacity as Administrative Agent


                           By:     /s/  Magregor Hyde
                           Name:   Magregor G. Hyde
                           Title:  Director

                                  Schedule 1 to
                                 First Amendment
                                To Loan Documents


         (a)      Credit Agreement;

         (b)      Trust Agreement;

         (c) Pledge Agreement (Parent), dated as of October 29, 1999, entered into by the Parent in favor of the Trustees;

         (d) Pledge Agreement (Borrower), dated as of October 29, 1999, entered into by the Borrower in favor of the Trustees;

         (e) Pledge Agreement (Subsidiary), dated as of October 29, 1999, entered into by PF.Net Network Services Corp. in favor of the Trustees;

         (f) Security Agreement (Borrower), dated as of October 29, 1999, entered into by the Borrower in favor of the Trustees;

         (g) Security Agreement (Subsidiary), dated as of October 29, 1999, entered into by PF.Net Supply Corp. in favor of the Trustees;

          (h) Security Agreement (Subsidiary), dated as of October 29, 1999, entered into by PF.Net Construction Corp. in favor of the Trustees;

          (i) Guarantee and Subordination Agreement, dated as of October 29, 1999, entered into by the Guarantors in favor of the Trustees;

         (j) Indemnity, Subrogation and Contribution Agreement, dated as of October 29, 1999, among the Loan Parties and the Collateral Trustee;

         (k) Patent Security Agreement, dated as of October 29, 1999, entered into by the Borrower in favor of the Trustees;

         (l) Patent Security Agreement, dated as of October 29, 1999, entered into by PF.Net Supply Corp. in favor of the Trustees;

         (m) Patent Security Agreement, dated as of October 29, 1999, entered into by PF.Net Construction Corp. in favor of the Trustees;

         (n) Copyright Security Agreement, dated as of October 29, 1999, entered into by the Borrower in favor of the Trustees;

         (o) Copyright Security Agreement, dated as of October 29, 1999, entered into by PF.Net Supply Corp. in favor of the Trustees;

         (p) Copyright Security Agreement, dated as of October 29, 1999, entered into by PF.Net Construction Corp. in favor of the Trustees;

         (q) Trademark Security Agreement, dated as of October 29, 1999, entered into by the Borrower in favor of the Trustees;

         (r) Trademark Security Agreement, dated as of October 29, 1999, entered into by PF.Net Supply Corp. in favor of the Trustees; and

         (s) Trademark Security Agreement, dated as of October 29, 1999, entered into by PF.Net Construction Corp. in favor of the Trustees.